                        ANNUAL REPORT / DECEMBER 31, 2001

                                 AIM VALUE FUND


                                  [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

        ------------------------------------------------------------------------

        THE ANTIQUE DEALER  BY HEINRICH EDE

        Antique dealers search for rare, historic pieces that may appreciate in value. Fine antiques develop a patina that cannot be duplicated, but builds only with time. Like antique collecting, investing also takes patience and an eye for intrinsic value.

        ------------------------------------------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Value Fund's performance figures are historical, and they reflect fund expenses, reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Standard & Poor's Composite Index of 500 Stocks is an index of common stocks frequently used as a general measure of U.S. stock market performance.

o The unmanaged Lipper Large Cap Core Equity Fund Index represents an average of the performance of the 30 biggest large-capitalization core equity funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges, fund expenses or taxes.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                   Dear Fellow Shareholder:

[PHOTO OF          We understand how challenging the fiscal year covered by this
ROBERT H.          report has been. For equity investors, the years 2000 and
GRAHAM]            2001 were unlike anything we had seen in a generation. For the first time since the 1970s, the S&P 500 and other major domestic stock benchmarks produced negative returns two years in a row. And there was no comfort overseas; the MSCI World
                   Index also produced negative returns both years.
                        As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones, did well. The domestic, investment-grade Lehman Aggregate
                   Bond Index produced positive returns both years.
                        Conditions were trying on many levels. Geopolitically,
                   the appalling terrorist attacks of September 11 led to a serious decline in markets, though initial success in our ensuing war in Afghanistan helped markets advance later in the year. Macroeconomically, the United States officially slipped into recession in March, the first such slowdown in a decade.
     And at the individual firm level, the Enron bankruptcy has occasioned a confidence crisis that has markets unsettled. As I write this, several weeks into the new year, several Congressional committees, the Securities and Exchange Commission and the Justice Department are conducting investigations of Enron. While we do not yet have all the details about what happened at Enron, it clearly has resulted in a new level of skepticism of the financial statements of even the soundest companies. AIM strongly believes that sound accounting policies, full and accurate financial disclosure, and independent audits are absolutely essential to maintain the integrity of the markets and the confidence of investors, and will support any legislative or regulatory changes that may be desirable to further these objectives.
     Like many other mutual funds, your fund suffered a loss due to its holdings in Enron. AIM has retained counsel to evaluate and pursue all appropriate remedies for your fund to recover its loss, whether from Enron or from other third parties involved. You should be aware, however, that because the fund has a sizable number of holdings, its loss from Enron did not have a significant effect on its performance--precisely the rationale behind investing in a diversified instrument such as a mutual fund.

WHAT SHOULD INVESTORS DO NOW?
Mindful of recent events and scandals and in view of the two-year bear market in equities, many of our shareholders have asked us what they should do about their investments. We cannot offer individualized advice--that is the role of your financial advisor. But we can once again offer insights we have gained over many years in this business.
     First is the crucial importance of diversification when investing--~a major lesson of the Enron story that is reinforced by the disparate performance of equity and fixed-income investments during this fiscal year. Relying on one stock to build financial security has once again proven to be downright dangerous, but mutual fund investors should also keep in mind that whole sectors and investment approaches do go in and out of favor. A diversified portfolio that embraces different classes of securities and various investment strategies can offer protection from these shifts in sentiment.
     A second insight is the importance of a long time horizon. Whatever current market conditions are like, we at AIM intend to stay focused on the long term. Our portfolio managers will continue to invest your money using the time-tested disciplines AIM has employed for more than a quarter century. We consider a long-term perspective the most advisable course for our shareholders too.
     Changing your portfolio on the basis of short-term events and market moves rarely proves beneficial. As we have reminded you on many occasions, data show that pulling out of the market even for a short period and missing a few of its best days is likely to have a negative effect on your long-term returns. In investing, it is time in the markets, not market timing, that counts.
     Now more than ever, we encourage you to stay in touch with your financial advisor. He or she is familiar with the goals and time horizon you have established for your investments and can help you build a diversified portfolio and stay focused on those goals.

YOUR FUND'S PERFORMANCE
For the six months since our June 30, 2001, report to you, total return for AIM Value Fund's Class A shares was -7.36% at net asset value. By comparison, the S&P 500 Index returned -5.56% for the same period. Late in the year, stocks began to regain momentum, and optimism was injected into markets. The fund moved into positive territory, rising 10.17% during the final quarter of the year.
     Throughout the year, the fund closely tracked the broader market represented by the S&P 500.
     Like that index and like most large cap investments, the fund suffered through a down year in 2001, with total return of -12.99% for Class A shares at net asset value. The following pages contain your portfolio managers' discussion of how they have managed the portfolio during the fiscal year, how the markets affected the fund, and the fund's long-term record. We hope you find their discussion informative.
     If you have questions or comments about this report, please contact us anytime through our Web site, www.aimfunds.com. We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
February 12, 2002

TOUGH YEAR FOR STOCKS ENDS WITH AN UPTURN

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR?
AIM Value Fund, along with much of the universe of large cap investments, experienced a down year in 2001. ~The sharp decline of 2001, combined with an even sharper decline in 2000, have created one of the sharpest downturns in stock market history. Total return for the fund's Class A shares was -12.99% for the year 2001, for Class B -13.61% and Class C shares -13.60%. These figures are at net asset value. Significantly, indexes of large cap stocks generally performed similarly to AIM Value Fund. The Lipper Large Cap Core Equity Fund Index produced total return of -12.83% and the S&P 500 Index -11.88%.
     Late in the year, stocks began to regain momentum as optimism about economic growth built. For the fourth quarter of 2001, AIM Value Fund Class A shares gained 10.17%. Class B shares gained 9.97%, and Class C shares moved higher by 9.96%,

WHAT WERE MARKET CONDITIONS DURING THE FISCAL YEAR?

Stock markets struggled early in the year through a continuation of the worst downturn since 1973-74. Market declines were driven by weakness in the United States economy, which officially entered a recession in March 2001. But the worst was yet to come as terrorists brought down the World Trade Center towers on September 11. U.S. stock markets closed for the remainder of the week following the attacks. When they reopened, stocks suffered one of the sharpest declines on record. Prices stabilized and began to move higher before year-end as optimism grew for a resumption of economic growth in 2002.
   Against the backdrop of a slowing economy, the Federal Reserve Board lowered short-term interest rates 11 times during the year. These interest rate reductions began early in 2001 and continued throughout the year. At year-end, the overnight fed funds rate was 1.75%, the lowest in 40 years.

HOW DID 2001 TREAT MANAGERS USING YOUR STYLE?
In just the last three years, we have seen dramatic variations for different styles of fund management. In 1999, growth managers outperformed value managers by the largest margin in history. In 2001 this completely reversed, and the year was the best ever for value managers relative to growth managers.
     For mutual funds seeking growth at a reasonable price--like the AIM Value Fund--2001 was a trying year. Managers of the fund use both growth and value disciplines to select securities, and seek to succeed in any market environment. Large-capitalization stocks did lag in comparison with smaller stocks during the year, making the task more difficult for managers.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
Fund managers continued to emphasize long-term capital growth by investing in stocks of undervalued companies with the potential for growth. They seek companies with good valuations and positive fundamental momentum. Throughout 2001, managers were able to find companies that met the fund's criteria. It was a volatile year, as markets vacillated in their reactions to the nation's economic currents. The fund managers maintained an even-handed approach throughout the year, and attempted to take advantage of opportunities created by the high volatility.
     As we exited 2001, it appeared that economic growth might be poised to resume. Lower interest rates, a boom in mortgage refinancing, and lower energy costs were expected to contribute to economic growth during 2002. Managers have been watching for emerging signs of earnings growth that would be driven by a rebounding economy.

FUND AT A GLANCE   [Detail of Cover Image]

AIM Value Fund is for shareholders who seek long-term capital growth by investing in stocks of companies that are undervalued relative to the stock market as a whole. Income is a secondary objective.

INVESTMENT STYLE: GROWTH-AT-A-REASONABLE PRICE--GARP (Draws on the strength of both value and growth investing to identify companies with strong growth prospects and attractive valuations)

o Seeks relative value; the middle spot in valuations that can offer growth with lower volatility

o   Emphasizes long-term growth by investing in large companies

o   Seeks investments with strong projected earnings growth and good valuations

PORTFOLIO COMPOSITION
As of 12/31/01, based on total net assets

=============================================================================================
 TOP 10 HOLDINGS                                 TOP 10 INDUSTRIES
---------------------------------------------------------------------------------------------
 1. First Data Corp.                    4.3%     1. Diversified Financial Services      12.2%

 2. Cox Communications, Inc.-Class A    3.8      2. Pharmaceuticals                      8.5

 3. American International Group, Inc.  3.7      3. Broadcasting & Cable TV              6.1

 4. Target Corp.                        3.6      4. Data Processing Services             5.8

 5. General Electric Co.                3.3      5. Industrial Conglomerates             5.6

 6. Citigroup Inc.                      3.2      6. Integrated Oil & Gas                 5.5

 7. Omnicom Group Inc.                  3.1      7. Multi-Line Insurance                 4.5

 8. Pfizer Inc.                         2.9      8. General Merchandise Stores           3.6

 9. Microsoft Corp.                     2.7      9. Systems Software                     3.3

10. UnitedHealth Group Inc.             2.6     10. Managed Health Care                  3.1

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

=============================================================================================

CAN YOU DISCUSS SOME OF THE FUND'S HOLDINGS?

FIRST DATA--First Data is the U.S.'s largest processor of credit card transactions, providing reporting and billing services to financial institutions, oil companies and retailers. Business units include Western Union, TeleCheck, and Paymentech.

UNITEDHEALTH GROUP--UnitedHealth Group earnings estimates rose every quarter during 2001. It is an above average grower selling at below the market's price-to-earnings multiple. United is a national leader in forming and operating markets for the exchange of health and well-being services.

COX COMMUNICATIONS--Cox Communications provides cable TV service to 6.2 million customers and digital cable TV to 1.2 million subscribers. The company is also deploying fiber-optic networks and upgrading its hybrid fiber-coaxial networks to move into the telecommunications and Internet arenas.

AMERICAN INTERNATIONAL GROUP--American International Group (AIG) is one of the world's largest insurance firms. Best known domestically as a leading provider of property/casualty and specialty insurance, AIG also has strong life insurance operations abroad and is a growing presence in financial services and asset management

TARGET--Target has grown earnings faster than the S&P 500 every year for the last five years. Target stores are at the center of Target Corporation's retail empire. Formerly Dayton Hudson, Target Corporation operates 1,300-plus stores in three formats.

GENERAL ELECTRIC--General Electric has grown earnings per share at a double-digit rate every year for the last nine years. GE produces aircraft engines, locomotives and other transportation equipment, appliances, lighting, electric distribution and control equipment, generators and turbines, nuclear reactors, medical imaging equipment, and plastics.

OMNICOM GROUP--Omnicom added more than $1 billion in net new business wins in each quarter of 2001. Omnicom operates through three global agency networks as well as several US agencies.

FANNIE MAE--Fannie Mae has shown double-digit earnings growth in every year since 1987. This exceptionally consistent growth was available throughout 2001 at significantly below the market's price-to-earnings multiple. Fannie Mae buys and holds mortgages, and issues and sells guaranteed mortgage backed securities to facilitate housing ownership for low to middle income Americans.


WHAT WERE CONDITIONS AT THE CLOSE OF THE FISCAL YEAR?

Optimism about a resumption of economic growth--in part a result of the initial successful prosecution of the war in Afghanistan--was beginning to influence markets, and positive economic news was again appearing.
    The Gross Domestic Product's contraction in the third quarter at an annual rate of 1.3% (the worst in 10 years), plus a jump in unemployment seemed to mark the low point of the economic recession.
    For example, the Institute for Supply Management (ISM) reported the manufacturing sector expanded dramatically in December. The ISM Index rose nearly four points in December after 17 consecutive months of contraction. U.S. consumer confidence rose to 93.7 points, up from 84.9 points in November. And U.S. new home sales were up in November, as were sales of resale homes. It has traditionally taken about one year for interest rate cuts by the Federal Reserve Board to begin to affect the economy, and it appears we are at that point now.
    Stocks were favorably priced, and considerable cash remained in lower-returning money market funds that could be redeployed back into equities. Many observers had begun to anticipate recovery both for the economy and for the stock market.


                          See important fund and index
                        disclosures inside front cover.


                        AIM Value Fund will change its
                        name to AIM Premier Equity Fund
                        effective July 1, 2002. This
                        change will have no effect on
                        the fund's investment objective.

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/01, including sales charges
================================================================================
CLASS A SHARES
Inception (5/1/84)          15.03%
10 Years                    12.67
 5 Years                     8.38
 1 Year                    -17.79

CLASS B SHARES
Inception (10/18/93)        10.99%
 5 Years                     8.47
 1 Year                    -17.92

CLASS C SHARES
Inception (8/4/97)           4.95%
 1 Year                    -14.46

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
5/1/84-12/31/01

[Hypo Chart]

================================================================================
         VALUE CLASS A         S&P 500 Index
5/84         9,450                 10,000
12/84       10,384                 10,784
12/85       12,741                 14,207
12/86       13,862                 16,860
12/87       14,689                 17,748
12/88       17,715                 20,688
12/89       23,303                 27,232
12/90       23,743                 26,387
12/91       34,058                 34,408
12/92       39,643                 37,028
12/93       47,057                 40,756
12/94       48,595                 41,289
12/95       65,543                 56,782
12/96       75,054                 69,796
12/97       93,033                 94,091
12/98      123,499                119,668
12/99      160,496                144,812
12/00      136,476                131,639
12/01      118,780                116,036

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================
This chart compares AIM Value Fund's Class A shares to a benchmark index. It is intended to give you a general idea of how your fund performed compared to this index over the period 5/1/84-12/31/01. Data for the index are for the period 4/30/84-12/31/01.
    It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio. ~A market index such as the S&P 500 is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your return.
    Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.
    Performance shown in the chart and table does not reflect taxes a shareholder would pay on redemption of fund shares. Performance for the index does not reflect the effects of taxes either.

SCHEDULE OF INVESTMENTS
December 31, 2001

                                                                  MARKET
                                                  SHARES           VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-94.51%

ADVERTISING-3.05%

Omnicom Group Inc.                                6,350,000   $   567,372,500
=============================================================================

APPLICATION SOFTWARE-1.38%

Amdocs Ltd. (United Kingdom)(a)                   4,131,700       140,353,849
-----------------------------------------------------------------------------
PeopleSoft, Inc.(a)                               2,914,800       117,174,960
=============================================================================
                                                                  257,528,809
=============================================================================

BANKS-1.58%

Bank of New York Co., Inc. (The)                  7,199,500       293,739,600
=============================================================================

BROADCASTING & CABLE TV-6.14%

Comcast Corp.-Class A(a)                         12,000,000       432,000,000
-----------------------------------------------------------------------------
Cox Communications, Inc.-Class A(a)              17,000,000       712,470,000
=============================================================================
                                                                1,144,470,000
=============================================================================

COMPUTER & ELECTRONICS RETAIL-1.41%

Best Buy Co., Inc.(a)                             3,525,600       262,586,688
=============================================================================

COMPUTER HARDWARE-2.11%

International Business Machines Corp.             3,250,000       393,120,000
=============================================================================

CONSUMER FINANCE-0.26%

Household International, Inc.                       850,000        49,249,000
=============================================================================

DATA PROCESSING SERVICES-5.80%

Automatic Data Processing, Inc.                   4,700,000       276,830,000
-----------------------------------------------------------------------------
First Data Corp.                                 10,250,000       804,112,500
=============================================================================
                                                                1,080,942,500
=============================================================================

DIVERSIFIED FINANCIAL SERVICES-12.23%

American Express Co.                              2,750,000        98,147,500
-----------------------------------------------------------------------------
Citigroup Inc.                                   11,750,000       593,140,000
-----------------------------------------------------------------------------
Fannie Mae                                        4,500,000       357,750,000
-----------------------------------------------------------------------------
Freddie Mac                                       7,250,000       474,150,000
-----------------------------------------------------------------------------
J.P. Morgan Chase & Co.                          10,000,000       363,500,000
-----------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                  7,000,000       391,580,000
=============================================================================
                                                                2,278,267,500
=============================================================================

DRUG RETAIL-1.26%

Walgreen Co.                                      7,000,000       235,620,000
=============================================================================

ELECTRIC UTILITIES-1.33%

Duke Energy Corp.                                 4,671,400       183,399,164
-----------------------------------------------------------------------------
Mirant Corp.(a)                                   4,000,000        64,080,000
=============================================================================
                                                                  247,479,164
=============================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.84%

Celestica Inc. (Canada)(a)                        8,500,000       343,315,000
=============================================================================

                                                                  MARKET
                                                  SHARES           VALUE

ENVIRONMENTAL SERVICES-0.56%

Waste Management, Inc.                            3,250,000   $   103,707,500
=============================================================================

FOOD RETAIL-2.34%

Kroger Co. (The)(a)                               7,400,000       154,438,000
-----------------------------------------------------------------------------
Safeway Inc.(a)                                   6,750,000       281,812,500
=============================================================================
                                                                  436,250,500
=============================================================================

FOOTWEAR-0.65%

NIKE, Inc.-Class B                                2,150,000       120,916,000
=============================================================================

GENERAL MERCHANDISE STORES-3.61%

Target Corp.                                     16,396,100       673,059,905
=============================================================================

HEALTH CARE EQUIPMENT-1.58%

Baxter International Inc.                         5,500,000       294,965,000
=============================================================================

HEALTH CARE FACILITIES-1.97%

HCA Inc.                                          9,500,000       366,130,000
=============================================================================

HOUSEHOLD PRODUCTS-0.96%

Kimberly-Clark Corp.                              3,000,000       179,400,000
=============================================================================

INDUSTRIAL CONGLOMERATES-5.63%

General Electric Co.                             15,500,000       621,240,000
-----------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                 7,265,000       427,908,500
=============================================================================
                                                                1,049,148,500
=============================================================================

INTEGRATED OIL & GAS-5.51%

BP PLC-ADR (United Kingdom)                       9,000,000       418,590,000
-----------------------------------------------------------------------------
ChevronTexaco Corp.                               2,725,000       244,187,250
-----------------------------------------------------------------------------
Exxon Mobil Corp.                                 9,250,000       363,525,000
=============================================================================
                                                                1,026,302,250
=============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.71%

AT&T Corp.                                        5,406,900        98,081,166
-----------------------------------------------------------------------------
Qwest Communications International Inc.           2,363,000        33,389,190
=============================================================================
                                                                  131,470,356
=============================================================================

INTERNET SOFTWARE & SERVICES-0.37%

Check Point Software Technologies Ltd.
  (Israel)(a)                                     1,734,000        69,169,260
=============================================================================

MANAGED HEALTH CARE-3.11%

CIGNA Corp.                                       1,100,000       101,915,000
-----------------------------------------------------------------------------
UnitedHealth Group Inc.                           6,750,000       477,697,500
=============================================================================
                                                                  579,612,500
=============================================================================

MOVIES & ENTERTAINMENT-2.28%

AOL Time Warner Inc.(a)                          13,250,000       425,325,000
=============================================================================

                                                                  MARKET
                                                  SHARES           VALUE

MULTI-LINE INSURANCE-4.50%

American International Group, Inc.                8,750,000   $   694,750,000
-----------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)     2,300,000       144,509,000
=============================================================================
                                                                  839,259,000
=============================================================================

MULTI-UTILITIES-1.50%

Dynegy Inc.-Class A                               3,310,000        84,405,000
-----------------------------------------------------------------------------
Williams Cos., Inc. (The)                         7,625,000       194,590,000
=============================================================================
                                                                  278,995,000
=============================================================================

NETWORKING EQUIPMENT-0.68%

Cisco Systems, Inc.(a)                            7,000,000       126,770,000
=============================================================================

OIL & GAS DRILLING-0.54%

Transocean Sedco Forex Inc.                       3,000,000       101,460,000
=============================================================================

OIL & GAS EQUIPMENT & SERVICES-0.69%

Baker Hughes Inc.                                 3,500,000       127,645,000
=============================================================================

PHARMACEUTICALS-8.47%

Abbott Laboratories                               3,750,000       209,062,500
-----------------------------------------------------------------------------
Allergan, Inc.                                      700,000        52,535,000
-----------------------------------------------------------------------------
Bristol-Myers Squibb Co.                          5,500,000       280,500,000
-----------------------------------------------------------------------------
Johnson & Johnson                                 6,100,000       360,510,000
-----------------------------------------------------------------------------
Pfizer Inc.                                      13,750,000       547,937,500
-----------------------------------------------------------------------------
Schering-Plough Corp.                             3,580,400       128,214,124
=============================================================================
                                                                1,578,759,124
=============================================================================

SEMICONDUCTOR EQUIPMENT-0.59%

Applied Materials, Inc.(a)                        2,000,000        80,200,000
-----------------------------------------------------------------------------
Teradyne, Inc.(a)                                 1,000,000        30,140,000
=============================================================================
                                                                  110,340,000
=============================================================================

SEMICONDUCTORS-1.87%

Analog Devices, Inc.(a)                           7,832,900       347,702,431
=============================================================================

                                                                  MARKET
                                                  SHARES           VALUE

SOFT DRINKS-1.28%

PepsiCo, Inc.                                     4,900,000   $   238,581,000
=============================================================================

SYSTEMS SOFTWARE-3.26%

Microsoft Corp.(a)                                7,500,000       497,025,000
-----------------------------------------------------------------------------
Oracle Corp.(a)                                   8,000,000       110,480,000
=============================================================================
                                                                  607,505,000
=============================================================================

TELECOMMUNICATIONS EQUIPMENT-0.82%

Nokia Oyj-ADR (Finland)                           6,200,000       152,086,000
=============================================================================

WIRELESS TELECOMMUNICATION SERVICES-2.64%

Nextel Communications, Inc.-Class A(a)           16,000,000       175,360,000
-----------------------------------------------------------------------------
Sprint Corp. (PCS Group)(a)                      13,000,000       317,330,000
=============================================================================
                                                                  492,690,000
=============================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $16,074,880,269)                         17,610,940,087
=============================================================================

                                                PRINCIPAL
                                                  AMOUNT
U.S. TREASURY BILLS-0.27%

  1.73%, 03/21/02 (Cost $49,821,153)(b)         $50,000,000(c)      49,831,500
=============================================================================

                                                  SHARES

MONEY MARKET FUNDS-5.83%

STIC Liquid Assets Portfolio(d)                 543,212,543       543,212,543
-----------------------------------------------------------------------------
STIC Prime Portfolio(d)                         543,212,543       543,212,543
=============================================================================
    Total Money Market Funds (Cost
      $1,086,425,086)                                           1,086,425,086
=============================================================================
TOTAL INVESTMENTS-100.61% (Cost
  $17,211,126,508)                                             18,747,196,673
=============================================================================
OTHER ASSETS LESS LIABILITIES-(0.61%)                            (114,306,892)
=============================================================================
NET ASSETS-100.00%                                            $18,632,889,781
_____________________________________________________________________________
=============================================================================

Investment Abbreviations:

ADR - American Depositary Receipt


Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Security traded on a discount basis. The interest rate shown represents the rate of discount at issue.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 9.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, at market value (cost
  $17,211,126,508)*                           $18,747,196,673
-------------------------------------------------------------
Receivables for:
  Foreign currency contracts closed                    59,148
-------------------------------------------------------------
  Investments sold                                 18,029,129
-------------------------------------------------------------
  Fund shares sold                                 12,001,351
-------------------------------------------------------------
  Dividends                                        13,382,777
-------------------------------------------------------------
  Foreign currency contracts outstanding              225,622
-------------------------------------------------------------
Investment for deferred compensation plan             351,580
-------------------------------------------------------------
Collateral for securities loaned                  306,480,800
=============================================================
    Total assets                               19,097,727,080
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            36,630,618
-------------------------------------------------------------
  Fund shares reacquired                           94,076,582
-------------------------------------------------------------
  Deferred compensation plan                          351,580
-------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        306,480,800
-------------------------------------------------------------
  Variation margin                                  1,941,819
-------------------------------------------------------------
Accrued distribution fees                          18,920,140
-------------------------------------------------------------
Accrued trustees' fees                                  2,225
-------------------------------------------------------------
Accrued transfer agent fees                         4,806,271
-------------------------------------------------------------
Accrued operating expenses                          1,627,264
=============================================================
    Total liabilities                             464,837,299
=============================================================
Net assets applicable to shares outstanding   $18,632,889,781
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                       $ 8,502,698,600
_____________________________________________________________
=============================================================
Class B                                       $ 9,186,979,708
_____________________________________________________________
=============================================================
Class C                                       $   943,211,473
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                           782,185,557
_____________________________________________________________
=============================================================
Class B                                           891,921,284
_____________________________________________________________
=============================================================
Class C                                            91,519,712
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                   $         10.87
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.87 divided by
      94.50%)                                 $         11.50
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                     $         10.30
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                     $         10.31
_____________________________________________________________
=============================================================

* At December 31, 2001, securities with an aggregate market value of $298,716,122 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $1,456,867)                                 $   148,613,119
-------------------------------------------------------------
Dividends from affiliated money market funds       72,431,045
-------------------------------------------------------------
Interest                                            2,373,669
-------------------------------------------------------------
Security lending income                               520,323
=============================================================
    Total investment income                       223,938,156
=============================================================

EXPENSES:

Advisory fees                                     133,647,827
-------------------------------------------------------------
Administrative services fees                          833,469
-------------------------------------------------------------
Custodian fees                                      1,018,061
-------------------------------------------------------------
Distribution fees -- Class A                       24,169,158
-------------------------------------------------------------
Distribution fees -- Class B                      105,895,470
-------------------------------------------------------------
Distribution fees -- Class C                       10,844,420
-------------------------------------------------------------
Transfer agent fees -- Class A                     20,064,494
-------------------------------------------------------------
Transfer agent fees -- Class B                     22,786,011
-------------------------------------------------------------
Transfer agent fees -- Class C                      2,333,443
-------------------------------------------------------------
Trustees' fees                                         93,658
-------------------------------------------------------------
Other                                               6,018,404
=============================================================
    Total expenses                                327,704,415
=============================================================
Less: Fees waived                                  (8,961,757)
-------------------------------------------------------------
    Expenses paid indirectly                         (300,621)
=============================================================
    Net expenses                                  318,442,037
=============================================================
Net investment income (loss)                      (94,503,881)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCY
  CONTRACTS, FUTURES CONTRACTS AND OPTION
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                        (1,667,834,047)
-------------------------------------------------------------
  Foreign currency contracts                        5,801,409
-------------------------------------------------------------
  Futures contracts                              (194,734,701)
-------------------------------------------------------------
  Option contracts written                         48,068,160
=============================================================
                                               (1,808,699,179)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        (1,374,928,457)
-------------------------------------------------------------
  Foreign currency contracts                       30,399,250
-------------------------------------------------------------
  Futures contracts                                14,725,637
-------------------------------------------------------------
  Option contracts written                        (49,439,506)
=============================================================
                                               (1,379,243,076)
=============================================================
Net gain (loss) from investment securities,
  foreign currency contracts, futures
  contracts and option contracts               (3,187,942,255)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                   $(3,282,446,136)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                   2001               2000
                                                              ---------------    ---------------
OPERATIONS:

  Net investment income (loss)                                $   (94,503,881)   $  (153,822,863)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currency contracts, futures contracts and option
    contracts                                                  (1,808,699,179)     1,802,222,254
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currency contracts,
    futures contracts and option contracts                     (1,379,243,076)    (6,293,440,690)
================================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (3,282,446,136)    (4,645,041,299)
================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                         (11,567,785)    (1,074,794,698)
------------------------------------------------------------------------------------------------
  Class B                                                         (13,103,850)    (1,247,299,950)
------------------------------------------------------------------------------------------------
  Class C                                                          (1,340,169)      (126,240,715)
------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      (1,265,245,616)     1,670,331,026
------------------------------------------------------------------------------------------------
  Class B                                                      (1,623,452,392)     1,786,995,772
------------------------------------------------------------------------------------------------
  Class C                                                        (147,015,896)       774,093,169
================================================================================================
    Net increase (decrease) in net assets                      (6,344,171,844)    (2,861,956,695)
================================================================================================

NET ASSETS:

  Beginning of year                                            24,977,061,625     27,839,018,320
================================================================================================
  End of year                                                 $18,632,889,781    $24,977,061,625
________________________________________________________________________________________________
================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $18,906,290,031    $22,036,509,303
------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (837,038)          (751,164)
------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currency contracts, futures
    contracts and option contracts                             (1,812,776,568)        21,847,054
------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currency contracts, futures contracts and option
    contracts                                                   1,540,213,356      2,919,456,432
================================================================================================
                                                              $18,632,889,781    $24,977,061,625
________________________________________________________________________________________________
================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2001

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital. Income is a secondary objective.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On December 31, 2001, undistributed net investment income was increased by $94,418,007, undistributed net realized gains increased by $87,361 and shares of beneficial interest decreased by $94,505,368 as a result of net operating loss reclassifications, foreign currency reclassifications and other reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund has a capital loss carryforward of $1,670,556,615 as of December 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009. As of December 31, 2001 the fund has a post-October capital loss deferral of $103,779,442 which will be recognized in the following tax year.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.



   Outstanding foreign currency contracts at December 31, 2001 were as follows:

                                 CONTRACT TO                            UNREALIZED
   SETTLEMENT             --------------------------                   APPRECIATION
      DATE     CURRENCY     DELIVER       RECEIVE         VALUE       (DEPRECIATION)
   ----------  --------   -----------   ------------   ------------   --------------
    02/28/02     CAD      438,750,000   $276,641,943   $275,563,529     $1,078,414
   ---------------------------------------------------------------------------------
    02/28/02     EUR      140,300,000    123,970,996    124,823,788       (852,792)
   =================================================================================
                                        $400,612,939   $400,387,317     $  225,622
   _________________________________________________________________________________
   =================================================================================


G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

I. Expenses -- Distribution expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. Effective July 1, 2000, AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended December 31, 2001, AIM waived fees of $8,961,757.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2001, AIM was paid $833,469 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2001, AFS was paid $22,072,135 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $24,169,158, $105,895,470 and $10,844,420, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $2,026,998 from sales of the Class A shares of the Fund during the year ended December 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 2001, AIM Distributors received $502,677 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended December 31, 2001, the Fund paid legal fees of $44,446 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $300,621 which resulted in a reduction of the Fund's total expenses of $300,621.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At December 31, 2001, securities with an aggregate value of $298,716,122 were on loan to brokers. The loans were secured by cash collateral of $306,480,800 received by the Fund and subsequently invested in the affiliated money market fund STIC Liquid Assets Portfolio. For the year ended December 31, 2001, the Fund received fees of $520,323 for securities lending.

NOTE 7-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                  2001             2000
                               -----------    --------------
Distributions paid from:
  Ordinary income              $        --    $  146,286,027
------------------------------------------------------------
  Long-term capital gain        26,011,804     2,302,049,336
============================================================
                               $26,011,804    $2,448,335,363
____________________________________________________________
============================================================

  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                  $(1,670,556,615)
----------------------------------------------------------
Unrealized appreciation                      1,397,156,365
==========================================================
                                           $  (273,400,250)
__________________________________________________________
==========================================================

  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and futures contracts, and other deferrals.

NOTE 8-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2001 was $7,489,205,596 and $9,521,891,583, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                    $ 3,087,431,580
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                     (1,585,658,734)
==========================================================
Net unrealized appreciation of investment
  securities                               $ 1,501,772,846
__________________________________________________________
==========================================================
Cost of investments for tax purposes is $17,245,423,827.


NOTE 9-FUTURES CONTRACTS

On December 31, 2001, $19,103,864 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of December 31, 2001 were as follows:

                 NO. OF       MONTH/                      UNREALIZED
CONTRACT        CONTRACTS   COMMITMENT    MARKET VALUE   APPRECIATION
--------        ---------   -----------   ------------   ------------
S&P 500 Index      750      Mar-02/Long   $215,475,000    $3,917,569
_____________________________________________________________________
=====================================================================


NOTE 10-CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2001 are summarized as follows:

                                                                CALL OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS      RECEIVED
                                                              ---------    ------------
Beginning of year                                               86,390     $ 76,053,069
---------------------------------------------------------------------------------------
Closed                                                         (17,000)     (10,569,566)
---------------------------------------------------------------------------------------
Exercised                                                      (32,000)     (26,673,189)
---------------------------------------------------------------------------------------
Expired                                                        (37,390)     (38,810,314)
=======================================================================================
End of year                                                         --     $         --
_______________________________________________________________________________________
=======================================================================================


NOTE 11-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2001 and 2000 were as follows:

                                                                        2001                               2000
                                                           -------------------------------    -------------------------------
                                                              SHARES           AMOUNT            SHARES           AMOUNT
                                                           ------------    ---------------    ------------    ---------------
Sold:
  Class A                                                    99,493,160    $ 1,142,786,605     630,010,408    $ 3,156,759,316
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                    53,393,062        589,020,838     703,853,509      2,552,273,834
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                    14,110,226        155,875,910      87,455,815        904,931,025
=============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                     1,047,730         11,046,064      83,714,399      1,028,837,590
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     1,221,981         12,181,662      99,085,297      1,163,271,351
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       126,038          1,257,875      10,150,935        119,273,711
=============================================================================================================================
Reacquired:
  Class A                                                  (215,650,396)    (2,419,078,285)    (75,280,734)    (2,515,265,880)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                  (208,566,724)    (2,224,654,892)    (60,835,163)    (1,928,549,413)
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                   (28,342,494)      (304,149,681)    (10,212,288)      (250,111,567)
=============================================================================================================================
                                                           (283,167,417)   $(3,035,713,904)   1,467,942,178   $ 4,231,419,967
_____________________________________________________________________________________________________________________________
=============================================================================================================================

NOTE 12-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                             --------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                2001       2000(a)(b)       1999(a)       1998(a)       1997(a)
                                                             ----------    -----------    -----------    ----------    ----------
Net asset value, beginning of period                         $    12.51    $     16.28    $     13.40    $    10.81    $     9.72
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       --          (0.04)         (0.01)         0.03          0.05
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.63)         (2.42)          3.97          3.46          2.26
=================================================================================================================================
    Total from investment operations                              (1.63)         (2.46)          3.96          3.49          2.31
=================================================================================================================================
Less distributions:
  Dividends from net investment income                               --             --             --         (0.03)        (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.01)         (1.31)         (1.08)        (0.87)        (1.21)
=================================================================================================================================
    Total distributions                                           (0.01)         (1.31)         (1.08)        (0.90)        (1.22)
=================================================================================================================================
Net asset value, end of period                               $    10.87    $     12.51    $     16.28    $    13.40    $    10.81
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                  (12.99)%       (14.95)%        29.95%        32.76%        23.95%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $8,502,699    $11,223,504    $12,640,073    $8,823,094    $6,745,253
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.08%(d)        1.00%         1.00%         1.00%         1.04%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.12%(d)        1.04%         1.02%         1.02%         1.06%
=================================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.03)%(d)       (0.11)%       (0.09)%       0.26%         0.57%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                              38%            67%            66%          113%          137%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c)  Does not include sales charges.
(d)  Ratios are based on average daily net assets of $9,667,663,277.

                                                                                           CLASS B
                                                             --------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                2001       2000(a)(b)     1999(a)(b)      1998(a)       1997(a)
                                                             ----------    -----------    -----------    ----------    ----------
Net asset value, beginning of period                         $    11.94    $     15.73    $     13.08    $    10.63    $     9.64
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.09)         (0.31)         (0.13)        (0.06)        (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.54)         (2.17)          3.86          3.38          2.22
=================================================================================================================================
    Total from investment operations                              (1.63)         (2.48)          3.73          3.32          2.20
=================================================================================================================================
Less distributions from net realized gains:                       (0.01)         (1.31)         (1.08)        (0.87)        (1.21)
=================================================================================================================================
Net asset value, end of period                               $    10.30    $     11.94    $     15.73    $    13.08    $    10.63
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                  (13.61)%       (15.65)%        28.94%        31.70%        22.96%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $9,186,980    $12,491,366    $14,338,087    $9,680,068    $6,831,796
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.84%(d)        1.77%         1.79%         1.80%         1.85%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.88%(d)        1.81%         1.81%         1.82%         1.87%
=================================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.79)%(d)       (0.89)%       (0.88)%      (0.54)%       (0.24)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                              38%            67%            66%          113%          137%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c)  Does not include contingent deferred sales charges.
(d)  Ratios are based on average daily net assets of $10,589,546,984.

                                                                                          CLASS C
                                                           ----------------------------------------------------------------------
                                                                                                                  AUGUST 4, 1997
                                                                                                                 (DATE OPERATIONS
                                                                        YEAR ENDED DECEMBER 31,                     COMMENCED)
                                                           --------------------------------------------------    TO DECEMBER 31,
                                                             2001      2000(a)(b)    1999(a)(b)    1998(a)(b)        1997(a)
                                                           --------    ----------    ----------    ----------    ----------------
Net asset value, beginning of period                       $  11.95    $   15.74      $  13.09      $  10.63         $ 11.86
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                (0.09)       (0.31)        (0.13)        (0.06)             --
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               (1.54)       (2.17)         3.86          3.39           (0.02)
=================================================================================================================================
    Total from investment operations                          (1.63)       (2.48)         3.73          3.33           (0.02)
=================================================================================================================================
Less distributions from net realized gains:                   (0.01)       (1.31)        (1.08)        (0.87)          (1.21)
=================================================================================================================================
Net asset value, end of period                             $  10.31    $   11.95      $  15.74      $  13.09         $ 10.63
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                              (13.60)%     (15.62)%       28.92%        31.72%          (0.08)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $943,211    $1,262,192     $860,859      $212,095         $32,900
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                             1.84%(d)      1.77%        1.79%         1.80%           1.84%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                          1.88%(d)      1.81%        1.81%         1.82%           1.86%(e)
=================================================================================================================================
Ratio of net investment loss to average net assets            (0.79)%(d)     (0.88)%     (0.88)%       (0.54)%         (0.23)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                          38%          67%           66%          113%            137%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $1,084,442,024.
(e)  Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Board of Trustees and Shareholders of AIM Value Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Value Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2001, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 1999 were audited by other independent accountants whose report, dated February 14, 2000, expressed an unqualified opinion thereon.

                       PRICEWATERHOUSECOOPERS LLP

                       February 14, 2002
                       Houston, Texas

Trustees and Officers
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
                          TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND   AND/OR                                                                HELD BY TRUSTEE
POSITION(S) HELD WITH     OFFICER
THE TRUST                 SINCE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON

Robert H. Graham* - 1946   1992     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and               Management Group Inc. (financial services holding
President                           company); Chairman and President, A I M Advisors, Inc.
                                    (registered investment advisor); Director and Senior Vice
                                    President, A I M Capital Management, Inc. (registered
                                    investment advisor); Chairman, A I M Distributors, Inc.
                                    (registered broker dealer), A I M Fund Services, Inc.
                                    (registered transfer agent) and Fund Management Company
                                    (registered broker dealer); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent of AIM and a global
                                    investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939     2001     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)

Bruce L. Crockett - 1944   1987     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                             consulting company)                                         company); and Captaris, Inc.
                                                                                                (unified messaging provider)

Albert R. Dowden - 1941    2000     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                             company) and DHJ Media, Inc.; Director, Magellan
                                    Insurance Company; Member of Advisory Board of Rotary
                                    Power International (designer, manufacturer, and seller
                                    of rotary power engines); formerly, Director, President
                                    and CEO, Volvo Group North America, Inc.; and director of
                                    various affiliated Volvo companies

Edward K. Dunn,            1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Jr. - 1935                          Chairman, President and Chief Operating Officer,
Trustee                             Mercantile-Safe Deposit & Trust Co.; and President,
                                    Mercantile Bankshares Corp.

Jack M. Fields - 1952      1997     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                             (government affairs company)

Carl Frischling** - 1937   1993     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                             LLP                                                         (registered investment company)

Prema                      1998     Formerly, Chief Executive Officer, YWCA of the USA          None
Mathai-Davis - 1950
Trustee

Lewis F. Pennock - 1942    1992     Partner, law firm of Pennock & Cooper                       None
Trustee

Ruth H. Quigley - 1935     2001     Retired                                                     None
Trustee

Louis S. Sklar - 1939      1993     Executive Vice President, Development and Operations,       None
Trustee                             Hines Interests Limited Partnership (real estate
                                    development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

--------------------------------------------------------------------------------
As of December 31, 2001

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
                          TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND   AND/OR                                                                HELD BY TRUSTEE
POSITION(S) HELD WITH     OFFICER
THE TRUST                 SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS

Gary T. Crum - 1947        1992     Director and President, A I M Capital Management, Inc.;     N/A
Senior Vice President               Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)

Carol F. Relihan - 1954    1992     Director, Senior Vice President, General Counsel and        N/A
Senior Vice President               Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                       Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.

Robert G. Alley - 1948     1992     Senior Vice President, A I M Capital Management, Inc.;      N/A
Vice President                      and Vice President, A I M Advisors, Inc.

Stuart W. Coco - 1955      1992     Senior Vice President-Director of Fixed Income Research,    N/A
Vice President                      A I M Capital Management, Inc.; and Vice President, A I M
                                    Advisors, Inc.

Melville B. Cox - 1943     1992     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.

Karen Dunn Kelley - 1960   1992     Senior Vice President-Director of Cash Management, A I M    N/A
Vice President                      Capital Management, Inc.; Director and President, Fund
                                    Management Company; and Vice President, A I M Advisors,
                                    Inc.

Edgar M. Larsen - 1940     1999     Vice President, A I M Advisors, Inc. and A I M Capital      N/A
Vice President                      Management, Inc.

Dana R. Sutton - 1959      1992     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND           INVESTMENT ADVISOR        DISTRIBUTOR                AUDITORS
11 Greenway Plaza            A I M Advisors, Inc.      A I M Distributors, Inc.   PricewaterhouseCoopers
Suite 100                    11 Greenway Plaza         11 Greenway Plaza          LLP
Houston, TX 77046            Suite 100                 Suite 100                  1201 Louisiana, Suite
                             Houston, TX 77046         Houston, TX 77046          2900
                                                                                  Houston, TX 77002

COUNSEL TO THE FUND          COUNSEL TO THE TRUSTEES   TRANSFER AGENT             CUSTODIAN
Ballard Spahr                Kramer, Levin, Naftalis   A I M Fund Services, Inc.  State Street Bank and
Andrews & Ingersoll, LLP     & Frankel LLP             P.O. Box 4739              Trust Company
1735 Market Street           919 Third Avenue          Houston, TX 77210-4739     225 Franklin Street
Philadelphia, PA 19103       New York, NY 10022                                   Boston, MA 02110


REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2001, 0% is eligible for the dividends received deduction for corporations. The Fund distributed capital gains of $26,011,804 for the Fund's tax year ended December 31, 2001, which will be taxed as long term.

                           EQUITY FUNDS                                                       FIXED-INCOME FUNDS

    DOMESTIC EQUITY FUNDS               INTERNATIONAL/GLOBAL EQUITY FUNDS                  TAXABLE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                           MORE AGGRESSIVE                                MORE AGGRESSIVE

AIM Small Cap Opportunities(1)          AIM Developing Markets                             AIM High Yield II
AIM Mid Cap Opportunities(1)            AIM European Small Company                         AIM High Yield
AIM Large Cap Opportunities(1)          AIM Asian Growth                                   AIM Strategic Income
AIM Emerging Growth                     AIM International Emerging Growth                  AIM Income
AIM Small Cap Growth                    AIM Global Aggressive Growth                       AIM Global Income
AIM Aggressive Growth                   AIM European Development                           AIM Total Return Bond
AIM Mid Cap Growth                      AIM Euroland Growth                                AIM Intermediate Government
AIM Dent Demographic Trends             AIM International Equity                           AIM Floating Rate
AIM Constellation                       AIM Global Growth                                  AIM Limited Maturity Treasury
AIM Large Cap Growth                    AIM Worldwide Spectrum                             AIM Money Market
AIM Weingarten                          AIM Global Trends
AIM Small Cap Equity                    AIM International Value(3)                              MORE CONSERVATIVE
AIM Capital Development
AIM Charter                                  MORE CONSERVATIVE
AIM Mid Cap Equity                                                                         TAX-FREE FIXED-INCOME FUNDS
AIM Select Equity(2)
AIM Value II                                SECTOR EQUITY FUNDS                                 MORE AGGRESSIVE
AIM Value
AIM Blue Chip                                 MORE AGGRESSIVE                              AIM High Income Municipal
AIM Mid Cap Basic Value                                                                    AIM Municipal Bond
AIM Large Cap Core Equity               AIM New Technology                                 AIM Tax-Free Intermediate
AIM Basic Value                         AIM Global Telecommunications and Technology       AIM Tax-Exempt Cash
AIM Large Cap Basic Value               AIM Global Energy(4)
AIM Balanced                            AIM Global Infrastructure                              MORE CONSERVATIVE
AIM Basic Balanced                      AIM Global Financial Services
                                        AIM Global Health Care
     MORE CONSERVATIVE                  AIM Global Utilities                               [AIM LOGO APPEARS HERE]
                                        AIM Real Estate(5)                                 --Registered Trademark--

                                             MORE CONSERVATIVE
                                                                                           INVEST WITH DISCIPLINE
                                                                                           --Registered Trademark--

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3)On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4)On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5)On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.


A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages approximately $158 billion in assets for more than 9 million shareholders, including individual investors, corporate clients and Financial institutions.*

The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $398 billion in assets under management.*

*As of 12/31/01




A I M DISTRIBUTORS, INC.                                                VAL-AR-1